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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

February 19, 2003

THE WALT DISNEY COMPANY
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State of Jurisdiction of Incorporation)

1-11605 (Commission File Number)	95-4545390 (IRS Employer Identification No.)
500 South Buena Vista Street Burbank, California (Address of Principal Executive Offices)	91521 (Zip Code)
(818) 560-1000 (Registrant's Telephone Number, Including Area Code)
Not applicable (Former Name or Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits

Exhibit No.	Description
25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, N.A. under the Senior Debt Securities Indenture.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2003	THE WALT DISNEY COMPANY

	By:	/s/ DAVID K. THOMPSON David K. Thompson Senior Vice President Assistant General Counsel and Corporate Secretary

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  Item 7. Financial Statements and Exhibits.
SIGNATURE